UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2007
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226
(Address of principal executive offices) (zip code)
(313) 222-6317
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
Comerica Incorporated (“Comerica”) previously announced that Elizabeth S. Acton, Executive Vice President and Chief Financial Officer of Comerica, will make a presentation at the Lehman Brothers Tenth Annual Financial Services Conference, on Thursday, May 17, 2007, at the Lehman Brothers European Headquarters, located at 25 Bank Street, Canary Wharf, London. Comerica’s presentation will begin at 11:25 a.m. To access the live audio webcast, visit the “Investor Relations” area of Comerica’s website at www.comerica.com. Replays will be available at the same location following the conference. A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits
99.1	Lehman Brothers Financial Services Conference Presentation Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom

	Name:	Jon W. Bilstrom
	Title:	Executive Vice President — Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: May 11, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lehman Brothers Financial Services Conference Presentation Slides